UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds
(Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Report to Stockholders.

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 877.526.0707 or visit www.berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

The Fund’s distributor is Arbor Court Capital, LLC.

FUND OVERVIEW
June 30, 2023 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 6/30/23)

	YTD(1)	1 Year	3 Year	5 Year	10 Year

Berkshire Focus Fund	43.87%	15.78%	–9.60%	3.83%	12.37%

S&P 500® Index	16.89%	19.59%	14.60%	12.31%	12.86%
Dow Jones Industrial Average	4.94%	14.23%	12.30%	9.59%	11.26%
Nasdaq Composite Index	32.32%	26.14%	11.94%	13.93%	16.21%

NET ASSETS
6/30/23	$242.5 Million

TOP 10 HOLDINGS(2)
Tesla, Inc.	9.96%
NVIDIA Corp.	9.05%
The Trade Desk, Inc. (Class A)	6.90%
MongoDB, Inc. (Class A)	6.87%
Shopify, Inc. (Class A)	6.01%
Snowflake, Inc. (Class A)	5.90%
Cloudflare, Inc. (Class A)	4.95%
Global-e Online Ltd.	4.94%
Hubspot, Inc.	4.94%
Meta Platforms, Inc. (Class A)	4.91%

TOP 10 SECTORS(4)

Business Software & Services	44.50%
Internet Services	10.96%
Automobile Manufacturer	9.96%
Semiconductor	9.05%
Entertainment	7.00%
Internet Social Media	4.91%
Sports Entertainment & Gaming	4.83%
Cybersecurity Equipment & Services	3.06%
Transport Networks	3.00%
Beverages	2.78%

NET ASSET VALUE
Net Asset Value Per Share	$18.20

(1)	Not annualized for periods of less than one full year.

(2)	Stated as a percentage of total net assets as of 6/30/23. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on 6/30/13. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 6/30/23. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

The Fund’s total annual operating expense ratio of 1.94% is reflective of the information disclosed in the Fund’s prospectus dated May 1, 2023. The total annual operating expense ratio may not agree to the expense ratio in this report due to the use of breakpoints and interest expense incurred.

This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

BERKSHIRE FOCUS FUND
PERFORMANCE AND PORTFOLIO DISCUSSION
6/30/2023

Dear Fellow Shareholders,

For the six-month period ended June 30, 2023, the Berkshire Focus Fund outperformed its primary benchmark index. The Fund generated a total return of 43.87% while the S&P 500® Index—which we consider to be the Fund’s primary benchmark index—produced a total return of 16.89% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of 4.94% and the Nasdaq Composite Index generated a return of 32.32% during the first half. A $10,000 investment in our Fund over 10 years starting on June 30, 2013, grew to $32,091. This was a +12.37% average annual compounded return. A $10,000 investment in the S&P 500®over the same period grew to $33,535. This was a +12.86% average annual compounded return.

U.S. equity markets, led by mega-cap growth and technology stocks, staged a strong rally at the beginning of the first quarter that lasted until the end of January. Fueling the advance was the prospect of easing inflation, stabilizing interest rates, and the resilience of the U.S. consumer. Given the disinflationary trends, financial markets were also expecting the Federal Reserve to adopt a less hawkish stance, potentially pausing or even cutting interest rates in the latter half of the year. What started out as a decidedly positive quarter for the markets, turned negative in February after data showed higher-than-expected inflation and the U.S. economy adding over 800,000 jobs, driving the unemployment rate to historically low levels. In response, the Fed began to telegraph more hawkish statements which led to a resurgence in U.S. Treasury yields and a decline in equity markets. In early March, the U.S. experienced the second and third-largest bank failures in history behind Washington Mutual in 2008. The Treasury, Federal Reserve, and FDIC rushed to stabilize the banking system by providing emergency liquidity to banks facing deposit outflows in response to the failures of Silicon Valley Bank and Signature Bank. Despite the banking sector turmoil, the Federal Reserve raised interest rates by 0.25% following its March meeting. Against this backdrop, U.S. stock markets managed to post positive gains for the quarter, highlighted by considerable intra-period volatility along the way.

Stocks extended their upward trajectory in the beginning of the second quarter on signs of resilient economic growth and moderating inflation, which raised hopes for an end to Federal Reserve rate hikes. The Fed raised rates by 0.25% in May but left rates unchanged in June. The narrow stock market rally was led by a handful of mega-cap growth stocks – the “Magnificent Seven” –which produced returns ranging from 36% to 190% in the first half of the year: Apple, Microsoft, Alphabet, Amazon, NVIDIA, Tesla, and Meta Platforms. NVIDIA’s guidance for the second quarter shocked on the high side of expectations with revenue of $11 billion, nearly $4 billion above the consensus expectation, pointing to 64% year-over-year growth on advancements in artificial intelligence generally (AI) and ChatGPT specifically. NVIDIA was the top stock year-to-date, whose 190% gains have recently pushed its market cap above $1 trillion. The Nasdaq Composite Index received a boost from investor optimism about the prospects for artificial intelligence and rallied strongly to finish the first-half of the year. This far outpaced the rest of the equity markets, where the rebound was less pronounced.

Looking at the portfolio, our investments in NVIDIA (NVDA), Tesla (TSLA), MongoDB (MDB), Shopify (SHOP), The Trade Desk (TTD), Hubspot (HUBS), and Uber (UBER) were contributors to the Fund’s performance. However, some of our investments detracted from the Fund’s performance—these included Bill.com (BILL), Block (SQ) and Rivian (RIVN). New significant additions to the portfolio in the first-half were DraftKings (DKNG), MicroStrategy (MSTR), Netflix (NFLX), Palantir (PLTR), Spotify (SPOT) and Zscaler (ZS).

Malcolm R. Fobes III
Chairman and Chief Investment Officer

FINANCIAL STATEMENTS
(UNAUDITED)
6/30/2023

PORTFOLIO OF INVESTMENTS
June 30, 2023 (unaudited)

Shares		Value

	COMMON STOCKS – 100.06%	$242,657,737
	(Cost $216,655,442)

	AUTOMOBILE MANUFACTURER – 9.96%	24,161,576
10	Polestar Automotive Holding UK PLC (Class A) – ADR*	38
10	Rivian Automotive, Inc. (Class A)*	167
92,300	Tesla, Inc.*	24,161,371

	BEVERAGES – 2.78%	6,734,437
45,140	Celsius Holdings, Inc.*	6,734,437

	BUSINESS SOFTWARE & SERVICES – 44.50%	107,937,021
10	Adobe, Inc.*	4,890
10	AppLovin Corp. (Class A)*	257
10	Atlassian Corporation Plc (Class A) – (United Kingdom)*	1,678
62,240	Bill.com Holdings, Inc.*	7,272,744
10	C3.ai, Inc. (Class A)*	364
10	Cadence Design Systems, Inc.*	2,345
183,600	Cloudflare, Inc. (Class A)*	12,001,932
98,380	Datadog, Inc. (Class A)*	9,678,624
10	DigitalOcean Holdings, Inc.*	401
10	Digital Turbine, Inc.*	93
10	Domo, Inc. (Class B)*	147
10	Fastly, Inc. (Class A)*	158
10	GitLab, Inc. (Class A)*	511
10	HashiCorp. Inc. (Class A)*	262
22,510	Hubspot, Inc.*	11,977,346
10	Intuit, Inc.	4,582
10	Microsoft Corp.	3,405
21,950	MicroStrategy, Inc. (Class A)	7,516,119
40,420	monday.com Ltd. – (Israel)*	6,920,712
40,540	MongoDB, Inc. (Class A)*	16,661,535
315,720	Palantir Technologies, Inc. (Class A)*	4,839,988
10	Paycom Software, Inc.*	3,212
10	Paylocity Holding Corp.*	1,845
10	ServiceNow, Inc.*	5,620
81,330	Snowflake, Inc. (Class A)*	14,312,453
216,580	The Trade Desk, Inc. (Class A)*	16,724,308
10	Twilio, Inc. (Class A)*	636
10	UiPath, Inc. (Class A)*	166
10	Unity Software, Inc.*	434
10	ZoomInfo Technologies, Inc.*	254

	COMMUNICATION EQUIPMENT – 0.00%	2,046
10	Arista Networks, Inc.*	1,621
10	Ciena Corp.*	425

	COMMUNICATION SERVICES – 0.00%	679
10	Zoom Video Communications, Inc. (Class A)*	679

	CONSUMER ELECTRONICS – 0.00%	1,940
10	Apple, Inc.	1,940

	*Non-Income Producing
	ADR – American Depositary Receipt

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2023 (unaudited)

Shares		Value

	CYBERSECURITY EQUIPMENT & SERVICES – 3.06%	$7,410,538
10	CrowdStrike Holdings, Inc. (Class A)*	1,469
10	CyberArk Software Ltd. – (Israel)*	1,563
10	Fortinet, Inc.*	756
10	Okta, Inc. (Class A)*	694
30	Palo Alto Networks, Inc.*	7,665
50,570	Zscaler, Inc.*	7,398,391

	DATA STORAGE – 0.00%	368
10	Pure Storage, Inc. (Class A)*	368

	ENTERTAINMENT – 7.00%	16,965,686
22,250	Netflix, Inc.*	9,800,902
10	Roblox Corp. (Class A)*	403
10	Roku, Inc. (Class A)*	640
44,620	Spotify Technology S.A. – (Luxembourg)*	7,163,741

	INTERNET SERVICES – 10.96%	26,572,750
10	Airbnb, Inc. (Class A)*	1,282
10	Alphabet, Inc. (Class A)*	1,197
10	Amazon.com, Inc.*	1,304
10	Carvana Co. (Class A)*	259
10	Chewy, Inc. (Class A)*	395
10	Coinbase Global, Inc. (Class A)*	715
10	Etsy, Inc.*	846
292,780	Global-e Online Ltd. – (Israel)*	11,986,413
10	MercadoLibre, Inc. – (Argentina)*	11,846
10	Opendoor Technologies, Inc.*	40
225,500	Shopify, Inc. (Class A) – (Canada)*	14,567,300
10	Wayfair, Inc. (Class A)*	650
10	Zillow Group, Inc. (Class C)*	503

	INTERNET SOCIAL MEDIA – 4.91%	11,904,321
41,480	Meta Platforms, Inc. (Class A)*	11,903,930
10	Pinterest, Inc. (Class A)*	273
10	Snap, Inc. (Class A)*	118

	IT FINANCIAL SERVICES – 0.00%	1,333
10	Block, Inc. (Class A)*	666
10	PayPal Holdings, Inc.*	667

	SEMICONDUCTOR – 9.05%	21,952,766
10	Advanced Micro Devices, Inc.*	1,139
10	Ambarella, Inc.*	837
10	Broadcom, Inc.	8,674
10	Marvell Technology, Inc.	598
51,860	NVIDIA Corp.	21,937,817
10	ON Semiconductor Corp.*	946
10	QUALCOMM Inc.	1,190
10	Taiwan Semiconductor Manufacturing Company Ltd. – ADR	1,009
10	Wolfspeed, Inc.*	556

	*Non-Income Producing
	ADR – American Depositary Receipt

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2023 (unaudited)

Shares		Value

	SEMICONDUCTOR EQUIPMENT – 0.01%	$21,085
10	Applied Materials, Inc.	1,445
10	ASML Holding N.V. – ADR	7,248
10	KLA Corp.	4,850
10	Lam Research Corp.	6,429
10	Teradyne, Inc.	1,113

	SOLAR ENERGY – 0.00%	1,675
10	Enphase Energy, Inc.*	1,675

	SPECIALTY INDUSTRIAL MACHINERY – 0.00%	294
10	Kornit Digital Ltd. – (Israel)*	294

	SPORTS ENTERTAINMENT & GAMING – 4.83%	11,702,225
440,430	DraftKings, Inc. (Class A)*	11,702,225

	TRANSPORT NETWORKS – 3.00%	7,286,997
10	DoorDash, Inc. (Class A)*	764
168,780	Uber Technologies, Inc.*	7,286,233

	EXCHANGE TRADED FUNDS – 0.00%	6,739
	(Cost $2,128)
10	Invesco QQQ ETF	3,694
20	VanEck Semiconductor ETF	3,045

	TOTAL INVESTMENT SECURITIES – 100.06%	242,664,476
	(Cost $216,657,570)

	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.06%)	(135,087)

	NET ASSETS – 100.00%	$242,529,389
	Equivalent to $18.20 per share

	*Non-Income Producing
	ADR – American Depositary Receipt

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023 (unaudited)

ASSETS
Investment securities:
At cost	$216,657,570
At value	$242,664,476
Cash	233,979
Receivable for dividends	28
Receivable for securities sold	31,808,374
Receivable for capital shares sold	67,527
Total Assets	274,774,384

LIABILITIES
Payable for securities purchased	31,595,822
Payable for capital shares redeemed	263,494
Payable to affiliate (Note 5)	384,418
interest expense	1,261
Total Liabilities	32,244,995

NET ASSETS	$242,529,389

Net assets consist of:
Paid-in capital	$576,235,538
Total accumulated deficit	(333,706,149)
Net Assets	$242,529,389

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	13,322,980

Net asset value and offering price per share	$18.20

Minimum redemption price per share*	$17.84

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days or less of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS
For the Six Month Period Ended June 30, 2023 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4)	$5,695
Total investment income	5,695

EXPENSES
Investment advisory fees (Note 5)	1,604,447
Administration fees (Note 5)	489,474
Interest expense	6,258
Total Expenses	2,100,179

NET INVESTMENT LOSS	(2,094,484)

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
Net realized gain from security transactions	61,553,737
Net change in unrealized appreciation on investments	17,512,709

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS	79,066,446

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$76,971,962

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS
For The Periods Ended June 30, 2023 (unaudited) and December 31, 2022

	Six Months	Year
	Ended	Ended
	6/30/23	12/31/22
	(unaudited)

FROM OPERATIONS:
Net investment loss	$(2,094,484)	$(6,636,136)
Net realized gain (loss) from security transactions	61,553,737	(361,395,076)
Net change in unrealized appreciation on investments	17,512,709	(58,641,661)
Net increase (decrease) in net assets from operations	76,971,962	(426,672,873)

FROM DISTRIBUTIONS:
Distributions	–	–

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,238,074	41,828,004
Proceeds from reinvested distributions	–	–
Proceeds from redemption fees (Note 6)	61,273	185,255
Payments for shares redeemed	(36,900,368)	(174,605,986)
Net decrease in net assets from capital share transactions	(22,601,021)	(132,592,727)

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,370,941	(559,265,600)

NET ASSETS:
Beginning of period	188,158,448	747,424,048
End of period	$242,529,389	$188,158,448

CAPITAL SHARE ACTIVITY:
Shares sold	909,855	1,953,730
Shares reinvested	–	–
Shares redeemed	(2,456,504)	(7,724,455)
Net decrease in shares outstanding	(1,546,649)	(5,770,725)
Shares outstanding, beginning of period	14,869,629	20,640,354
Shares outstanding, end of period	13,322,980	14,869,629

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/23		12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
	(unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$12.65		$36.21	$43.76	$27.54	$22.33	$21.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.15)		(0.39)	(0.82)	(0.64)	(0.45)	(0.31)
Net realized and unrealized gains
(losses) on investments	5.70		(23.18)	0.29 (b)	26.04	9.51	2.36 (b)
Total from investment operations	5.55		(23.57)	(0.53)	25.40	9.06	2.05

Proceeds from redemption fees	–	(h)	0.01	0.05	0.10	0.06	.0.08

LESS DISTRIBUTIONS:
Distributions from net realized gains	–		–	(7.07)	(9.28)	(3.91)	(1.27)
Total distributions	–		–	(7.07)	(9.28)	(3.91)	(1.27)

NET ASSET VALUE,
END OF PERIOD	$18.20		$12.65	$36.21	$43.76	$27.54	$22.33

TOTAL RETURN (c)	43.87	% (f)	(65.06%)	(1.38%)	92.26%	40.63%	10.02%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$242,529		$188,158	$747,424	$943,532	$327,669	$151,966

Ratio of expenses to average net assets(d)	1.96	%(g)	1.94%	1.90%	1.92%	1.95%	1.97%
Ratio of net investment loss to
average net assets	(1.96	%)(g)	(1.93%)	(1.87%)	(1.70%)	(1.56%)	(1.20%)

Portfolio turnover rate(e)	827.8	%(f)	1,534.6%	1,424.8%	1,599.1%	980.3%	595.6%

(a) Net investment loss was calculated using the average shares outstanding method.

(b) Net realized and unrealized gains (losses) on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain (loss) on investments in the Statement of Operations.

(c) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.

(d) The ratio of expenses to average net assets includes interest expense. The ratios excluding interest expense would be 1.96%, 1.93%, 1.89%, 1.91%, 1.95% and 1.96%, respectively.

(e) Portfolio turnover is greater than most funds due to the investment style of the Fund.

(f) Not annualized for periods of less than one full year.

(g) Annualized for periods of less than one full year.

(h) Less than $0.005 per share.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
June 30, 2023 (unaudited)

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

     The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The following is a summary of the Trust’s significant accounting policies:

     Cash — The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

     Securities valuation — The Fund’s portfolio securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at its last sales price, the security is categorized as a Level 1 security (described below), and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a Level 2 security. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued in good faith by the Valuation Committee, in accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures and are categorized as level 2 or level 3, when appropriate. The Trust's Valuation Committee shall consist of the Trust’s independent trustees, and the Fund portfolio manager as a non-voting member.

     In accordance with the Trust's Valuation and Fair Value Pricing Policies and Procedures which were established in accordance with Rule 2a-5 of the 1940 Act, it is incumbent upon the Valuation Committee to consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these or other methods.

NOTES TO FINANCIAL STATEMENTS
June 30, 2023 (unaudited)

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s Valuation Committee's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Business Software & Services	$107,937,021	–	–	$107,937,021
Internet Services	26,572,750	–	–	26,572,750
Automobile Manufacturer	24,161,576	–	–	24,161,576
Semiconductor	21,952,766	–	–	21,952,766
Entertainment	16,965,686	–	–	16,965,686
Internet Social Media	11,904,321	–	–	11,904,321
Sports Entertainment & Gaming	11,702,225	–	–	11,702,225
Cybersecurity Equipment & Services	7,410,538	–	–	7,410,538
Transport Networks	7,286,997	–	–	7,286,997
Beverages	6,734,437	–	–	6,734,437
Semiconductor Equipment	21,085	–	–	21,085
Communication Equipment	2,046	–	–	2,046
Consumer Electronics	1,940	–	–	1,940
Solar Energy	1,675	–	–	1,675
IT Financial Services	1,333	–	–	1,333
Communication Services	679	–	–	679
Data Storage	368	–	–	368
Specialty Industrial Machinery	294	–	–	294
Total Common Stocks	242,657,737	–	–	242,657,737
Exchange Traded Funds	6,739	–	–	6,739
Total Investment Securities	$242,664,476	–	–	$242,664,476

     The Fund did not hold any Level 3 securities during the six month period ended June 30, 2023. The Fund did not hold any derivative instruments during the reporting period.

NOTES TO FINANCIAL STATEMENTS
June 30, 2023 (unaudited)

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Security transactions — Security transactions are accounted for on the trade date for financial reporting purposes. Securities sold are determined on a specific identification basis.

     Estimates — The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the six month period ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Effective September 30, 2019, the Fund elected a tax year-end of September 30. For the tax year ended September 30, 2022 and the fiscal year December 31, 2022, the following permanent adjustment was recorded.

NOTES TO FINANCIAL STATEMENTS
June 30, 2023 (unaudited)

The adjustment was primarily related to the reclassification of net operating loss:

Paid-In Capital	$(3,877,053)
Total Distributable Earnings	$3,877,053

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the six month period ended June 30, 2023, were $1,803,102,389 and $1,827,974,056 respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     For Federal income tax purposes, as of December 31, 2022, the cost of investments, and gross appreciation/depreciation was as follows:

Federal Income Tax Cost	$314,607,365
Gross Unrealized Appreciation	$11,156,972
Gross Unrealized Depreciation	(137,293,360)
Net Unrealized Depreciation	$(126,136,388)

     The cost basis of investments for tax and financial reporting purposes differed primarily due to wash sales.

     There were no distributions paid during the six month period ended June 30, 2023 or the fiscal year ended December 31, 2022.

     As of the tax year ended September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	$(235,401,752)
Net Unrealized Depreciation	(130,610,097)
Total Accumulated Deficit	$(366,011,849)

     As of tax year ended September 30, 2022, accumulated capital and other losses included the following:

Deferred Late Year Ordinary Losses*	$5,341,138
Short-Term Capital Loss Carryforward	$230,060,614

     *Under current tax law, late year ordinary losses incurred after December 31 of a fund’s tax fiscal year end may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $45,000 in Trustee fees and expenses directly by Berkshire Capital during the six month period ended June 30, 2023.

NOTES TO FINANCIAL STATEMENTS
June 30, 2023 (unaudited)

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund.

     Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed except for interest and taxes. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six month period ended June 30, 2023, Berkshire Capital was paid an investment advisory fee of $1,604,447 and an administration fee of $489,474 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2023, totaled $384,418.

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six month period ended June 30, 2023, proceeds from redemption fees were $61,273.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At June 30, 2023, National Financial Services Corp. beneficially owned, in aggregate, 54.39% of the Fund.

8. Market Developments, Events, and Risks

     Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

NOTES TO FINANCIAL STATEMENTS
June 30, 2023 (unaudited)

9. Revolving Credit Agreement

     The Trust entered into a Revolving Credit Agreement (the “Loan Agreement”) between the Trust and its custodian, The Huntington National Bank, N.A. The Fund may not borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The maximum amount that the Fund is permitted to borrow is the lesser of: (i) $3,000,000 or (ii) 10% of the Fund's daily market value and is secured by the securities in the Fund. The maximum interest rate of such loans is set at a rate per annum equal to the Term Secured Overnight Financing Rate subject to a .25% floor, plus 1.85% per annum, subject to an Annual Fee and an Unused Fee. The Annual Fee for the Loan Agreement is equal to 1/8 of one percent (1.00%) of the Loan Amount of $3,000,000 and the Unused Fee is equal to 1/8 of one percent (1.00%) of the excess of the Loan Amount over the outstanding principal balance of the loan. During the six month period ended June 30, 2023, the Fund had an average loan balance of $135,509 and paid an average interest rate of 6.57% . Additionally, the maximum borrowing during the period was $1,112,574, which occurred on June 6, 2023. As of June 30, 2023, there was no outstanding loan balance and the interest rate was 6.95% . No compensating balances are required. The loan matures on August 13, 2024, per agreement.

10. Concentration of Sector Risk

     If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2023, the Fund had 44.50% of the value of its net assets invested in stocks within the Business Software and Services sector.

11. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2023, through the date these financial statements were issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

ADDITIONAL INFORMATION
(unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on investment of $1,000 invested in the Fund on January 1, 2023, and held through June 30, 2023.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION
(unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges by Mutual Shareholder Services, LLC as described above, or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2023 to
	January 1, 2023	June 30, 2023	June 30, 2023
Actual	$1,000.00	$1,438.74	$11.85

Hypothetical	$1,000.00	$1,051.08	$9.79
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and Form N-PX, which is a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund publicly files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. Copies of the Fund’s Forms N-PORT are also available, without charge, by calling the Fund toll free 1-877-526-0707.

The Berkshire Funds
228 Hamilton Avenue
3rd Floor
Palo Alto, CA 94301
(Toll-Free) 1-877-526-0707

Board of Trustees
Malcolm R. Fobes III, Chairman
Andrew W. Broer
Peter M. Robinson
David A. White

Investment Adviser
Berkshire Capital Holdings, Inc.
228 Hamilton Avenue
3rd Floor
Palo Alto, CA 94301

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street
Suite #830
Milwaukee, WI 53202

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Distributor
Arbor Court Capital, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
Huntington National Bank
41 South High Street
Columbus, OH 43287

Website
www.berkshirefunds.com

© Copyright 2023. The Berkshire Funds | All rights reserved.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Not applicable. Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By: /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer

Date: 9/6/23

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer Date: 9/6/23